REAL ESTATE


      ADVANTUS REAL ESTATE SECURITIES FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED JANUARY 31, 2001         [LOGO]
                                                                ADVANTUS-TM-
                                                               FAMILY OF FUNDS


EQUITY

[PHOTO]

ADVANTUS REAL ESTATE SECURITIES FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES           8

STATEMENT OF OPERATIONS                       9

STATEMENTS OF CHANGES IN NET ASSETS          10

NOTES TO FINANCIAL STATEMENTS                11

SHAREHOLDER SERVICES                         15

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Last year, the key themes in our updates were consistent: continued economic growth - albeit slower than in the past, low but rising inflation, and EXTREMELY volatile capital markets. Over several years, we saw the stock market become grossly overvalued. Valuations of many Internet and technology-related stocks got ahead of reality. Investors overbought and oversold these stocks, and overlooked the fundamentals. Consequently, the stock market experienced a series of corrections in the second half of 2000.

As valuations dropped, more and more investors moved away from the market leaders of the past several years, such as growth-oriented stocks, and found other places to invest. Volatility stretched across the broad stock market and had a profound effect on performance.

For several years, the U.S. economy was so robust that the Federal Reserve, the United States' central bank, tapped the breaks on economic growth. Through a series of six interest rate tightenings over an 18-month period, the Fed increased rates by 175 basis points (1.75 percent). This tightening strategy showed tangible results in the second half of 2000. The Fed actions, compounded with significant political uncertainty around our Presidential election and the fall from grace of many growth stocks, particularly in the technology sector, impacted the economy and the markets.

On two separate dates in January, 2001, the Fed reduced the Federal Funds Rate by 50 basis points, totaling 100 basis points (1 percent). This was to offset the accellerating slowdown in growth. We anticipate that the Fed will continue its bias to ease and may cut rates even more as the year goes forward.

We believe that volatility and uncertainty within the financial markets represent good opportunities for long-term investors. Adequate diversification, within your investment portfolio is key in all market conditions, and especially in volatile times. Be sure your investment portfolio is allocated across several asset classes. Remain focused on your objectives, and avoid over-reacting to adverse market conditions. It is the nature of markets to go up and down. Investors who take a long-term stance are generally rewarded for their disciplined investment approach.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff
President, Advantus Capital Management

ADVANTUS REAL ESTATE SECURITIES FUND

PERFORMANCE UPDATE

[JOSEPH BETLEJ PHOTO]
JOSEPH BETLEJ, CFA
PORTFOLIO MANAGER
The Advantus Real Estate
Securities Fund seeks total
return through a combination
of capital appreciation and
current income. Under normal
circumstances, at least 65
percent of the Fund's total
assets will be invested in
real estate and real
estate-related securities.
Investment risks associated
with investing in the Real
Estate Portfolio, in addition
to other risks, include
sector concentration, rental
income fluctuations,
depreciation, property tax
value changes, and
differences in real estate
market value.

PERFORMANCE OVERVIEW

The Advantus Real Estate Securities Fund (A Shares) produced a return of
1.81 percent* total return for the six-month period ended January 31, 2001. While real estate fundamentals remain strong in most markets across the United States, fears of a slowing economy started to enter into investor thoughts, moderating the level of growth in the real estate stocks. For the same period, the Wilshire Associates Real Estate Securities Index (WARESI)** provided a total return of 5.16 percent

MARKET ANALYSIS
Over the past six months, investor sentiment toward the broad equity market turned negative. As we approached the end of the fourth quarter of 2000, substantial slowing became evident in the economy with the debate being whether the economy will find a soft landing or if we are heading for recession. Business was particularly slow in December prompting the Fed to lower rates by 50 basis points (.50 percent) on January 3, 2001 and then again at their regularly scheduled meeting at the end of January. Fortunately, bank regulators recognized the slowing economy early in 2000 and acted to effectively cut off the supply of construction funds to developers of real estate. Their actions left most real estate markets in a healthy state where supply is meeting demand. Investors recognized that the long-term nature of real estate leases provide stable cashflow for real estate stocks, providing strength versus weakening cashflow quality generally found in the broader equity markets.

SECTOR/HOLDINGS ANALYSIS
Homebuilders and hotel companies were best performing property types during the period. Homebuilders rallied with the expectations for future interest rate cuts. The hotel sector outperformed as price appreciation form historically "cheap" valuations was spurred by improved earnings and lower levels of new supply. Regional Malls did particularly well over the turn of the year as investors attempted to "see through the valley" of economic weakness. The beginning of the new year also saw a major rebound in the long ignored, higher yielding names within the sector, due to their higher yields relative to bond yields. Best performing stocks were Mission West Properties (Silicon Valley office and Industrial) and Standard Pacific Corp. (a primarily West Coast homebuilder). Worst performing sectors were Land (due to slowdown in new construction starts) and diversified companies.

OUTLOOK
We believe the lowering of interest rates by the Fed has given the market confidence that we may be viewing the "bottom of the trough" for the economy. In the coming year, we expect real estate fundamentals to remain in balance for most property types due to limited new supply. We are monitoring the economy for signs of rebounding. We are currently positioned with more defensive names such as apartments, industrial, and grocery anchored retail. Upon seeing signs of a recovery, we will shift into more aggressive real estate sectors, such as hotels, office, retail and building materials. We will continue our emphasis on the supply-constrained markets of the northeast and west coast as we expect stronger rental growth in these markets. We have also increased our exposure to the high quality, small capitalization stocks in our sector that have been largely ignored during the REIT rally of 2000.

The Advantus Real Estate Securities Team thanks you for your confidence. *Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE ADVANTUS REAL ESTATE SECURITIES FUND,
   WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for the Advantus Real Estate Securities Fund compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class A shares of the Advantus Real Estate Securities Fund (February 25, 1999) through January 31, 2001.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

(Thousands)

AVERAGE ANNUAL TOTAL RETURN:
          CLASS A:
One year                      17.51%
Since Inception (2/25/99)      7.89%

                               WILSHIRE ASSOCIATES
         CLASS A    CPI    REAL ESTATE SECURITIES INDEX
2/25/99  $10,000  $10,000                       $10,000
7/31/99   $9,904  $10,121                       $10,574
1/31/00   $9,315  $10,267                       $10,015
7/31/00  $11,379  $10,486                       $12,524
1/31/01  $11,585  $10,668                       $13,170

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                          MARKET    % OF STOCK
COMPANY                                        SHARES     VALUE      PORTFOLIO
-------                                       --------  ----------  -----------
Equity Office Properties Trust..............   30,100   $  918,050        7.0%
Starwood Hotels & Resorts Worldwide, Inc....   17,500      673,750        5.1%
Equity Residential Properties Trust.........   11,300      591,894        4.5%
Prologis Trust..............................   25,700      574,395        4.4%
AMB Property Corporation....................   21,000      517,650        3.9%
Spieker Properties, Inc.....................    7,600      407,360        3.1%
Avalonbay Communities, Inc..................    8,200      398,438        3.0%
BRE Properties, Inc.........................   13,100      391,952        3.0%
Archstone Communities Trust.................   14,300      358,930        2.7%
Brookfield Properties Corporation...........   20,300      343,070        2.6%
                                                        ----------  ---------
                                                        $5,175,489       39.3%
                                                        ==========  =========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities                   (4.2%)
Technology                                          (0.9%)
Consumer Cyclical                                   (5.3%)
Real Estate                                         (8.0%)
Real Estate Investment Trust-Apartments            (17.2%)
Real Estate Investment Trust-Diversified            (5.1%)
Real Estate Investment Trust-Hotels                 (9.5%)
Real Estate Investment Trust-Office Property       (26.2%)
Real Estate Investment Trust-Shopping Centers      (11.4%)
Real Estate Investment Trust-Warehouse/Industrial  (12.2%)

ADVANTUS REAL ESTATE SECURITIES FUND
INVESTMENTS IN SECURITIES

JANUARY 31, 2001

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                  MARKET
SHARES                                                           VALUE(A)
------                                                        ---------------
COMMON STOCK (95.8%)
  CONSUMER CYCLICAL (5.3%)
    Building Materials (2.8%)
   4,200   Centex Corporation...............................    $   171,528
  15,300   Hovnanian Enterprises, Inc. (b).................         148,410
   1,900   Pulte Corporation................................         65,550
                                                                -----------
                                                                    385,488
                                                                -----------
    Lodging-Hotel (2.0%)
   1,600   Four Seasons Hotel (c)...........................        112,560
  14,000   Hilton Hotels....................................        165,760
                                                                -----------
                                                                    278,320
                                                                -----------
    Service (.5%)
   5,000   Cendant Corporation (b)..........................         64,050
                                                                -----------
  FINANCIAL (89.6%)
    Real Estate (8.0%)
   9,140   Boardwalk Equities, Inc. (b)(c)..................         67,179
  20,300   Brookfield Properties Corporation (c)............        343,070
  11,800   Catellus Development Corporation (b).............        189,744
  11,200   Security Capital Industrial Trust (b)............        221,760
   5,000   St. Joe Company..................................        110,000
  10,300   Trizechhahn Corporation (c)......................        171,186
                                                                -----------
                                                                  1,102,939
                                                                -----------
    Real Estate Investment Trust-Apartments (17.2%)
   4,920   Apartment Investment & Management Company........        226,812
  14,300   Archstone Communities Trust......................        358,930
   8,200   Avalonbay Communities, Inc.......................        398,438
  13,100   BRE Properties, Inc..............................        391,952
  11,300   Equity Residential Properties Trust..............        591,894
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
FINANCIAL--CONTINUED
   3,700   Essex Property Trust, Inc........................    $   191,475
   8,600   Summit Properties, Inc...........................        208,378
                                                                -----------
                                                                  2,367,879
                                                                -----------
    Real Estate Investment Trust-Diversified (5.1%)
   3,500   Bedford Property Investors.......................         69,335
  11,200   Liberty Property Trust...........................        304,080
   9,200   Vornado Realty Trust.............................        334,880
                                                                -----------
                                                                    708,295
                                                                -----------
    Real Estate Investment Trust-Hotels (9.5%)
   5,700   Felcor Suite Hotels Inc..........................        136,800
  23,700   Innkeepers USA Trust.............................        283,215
   9,800   Meristar Hospitality Corp........................        214,620
  17,500   Starwood Hotels & Resorts Worldwide, Inc.........        673,750
                                                                -----------
                                                                  1,308,385
                                                                -----------
    Real Estate Investment Trust-Office Property (26.2%)
   3,000   Alexandria Real Estate Equities..................        107,700
  12,200   Arden Realty, Inc................................        292,800
   6,300   Boston Properties, Inc...........................        255,780
   6,900   Brandywine Realty Trust..........................        142,140
   1,800   Carramerica Realty Corporation...................         54,270
  11,600   Corporate Office Properties Trust................        111,476
   2,900   Cousins Properties, Inc..........................         78,445
  30,100   Equity Office Properties Trust...................        918,050
   4,900   Highwoods Properties, Inc........................        126,910
   6,400   Kilroy Realty Corporation........................        170,240
  10,600   Mission West Properties, Inc.....................        145,644
   8,900   Prentiss Properties Trust........................        220,898
   8,400   Reckson Associates Realty Corporation............        202,440

              See accompanying notes to investments in securities.

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
FINANCIAL--CONTINUED
   2,226   Reckson Associates Realty Corporation B..........    $    56,963
  11,200   SL Green Realty Corporation......................        312,928
   7,600   Spieker Properties, Inc..........................        407,360
                                                                -----------
                                                                  3,604,044
                                                                -----------
    Real Estate Investment Trust-Shopping Centers (11.4%)
   7,800   CBL & Associates Properties, Inc.................        212,550
  12,900   Developers Diversified Realty Corporation........        177,246
   5,100   Kimco Realty Corporation.........................        224,145
   9,600   Macerich Company.................................        199,776
   5,200   Mills Corporation................................        100,360
  13,800   Pan Pacific Retail Properties, Inc...............        310,224
   2,800   Regency Realty Corporation.......................         67,900
  10,300   Simon Property Group, Inc........................        271,199
                                                                -----------
                                                                  1,563,400
                                                                -----------
                                                                  MARKET
SHARES                                                           VALUE(A)
-------------------------------------------------------------------------
FINANCIAL--CONTINUED
    Real Estate Investment Trust-Warehouse/ Industrial (12.2%)
  21,000   AMB Property Corporation.........................    $   517,650
  14,400   Cabot Industrial Trust...........................        282,960
  11,500   P.S. Business Parks, Inc.........................        304,750
  25,700   Prologis Trust...................................        574,395
                                                                -----------
                                                                  1,679,755
                                                                -----------
  TECHNOLOGY (.9%)
    Computer Services & Software (.6%)
   1,500   Manugistics Group, Inc. (b)......................         76,149
                                                                -----------
    Computer Systems (.3%)
   1,000   Manhattan Associates, Inc. (b)...................         37,625
                                                                -----------
Total common stock
 (cost: $11,811,353)........................................    $13,176,329
                                                                -----------

SHORT-TERM SECURITIES (4.7%)
 200,305   Federated Prime Obligation Fund, current rate 6.170%............      200,305
           Provident Institutional Fund-TempFund Portfolio, current rate
 351,989    6.200%.........................................................      351,989
           Wells Fargo & Company-Cash Investment Fund, current rate
  98,362    6.200%.........................................................       98,362
                                                                             -----------
           Total short-term securities (cost: $650,656)....................      650,656
                                                                             -----------
           Total investments in securities (cost: $12,462,009) (d).........  $13,826,985
                                                                             ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 5.0% of net assets in foreign securities as of January 31, 2001.
(d) At January 31, 2001 the cost of securities for federal income tax purposes was $12,564,027. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation..........  $1,334,384
  Gross unrealized depreciation..........     (71,426)
                                           ----------
  Net unrealized appreciation............  $1,262,958
                                           ==========

ADVANTUS REAL ESTATE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 2001

(UNAUDITED)

                                    ASSETS
Investments in securities, at market value - see accompanying schedule for detailed listing
 (identified cost: $12,462,009)..................................  $ 13,826,985
Cash in bank on demand deposit...................................        18,125
Receivable for Fund shares sold..................................        24,310
Receivable for investment securities sold........................       178,558
Accrued interest receivable......................................         3,602
Dividends receivable.............................................        13,271
                                                                   ------------
    Total assets.................................................    14,064,851
                                                                   ------------
                                  LIABILITIES
Payable for investment securities purchased......................       274,135
Payable to Adviser...............................................        35,156
                                                                   ------------
    Total liabilities............................................       309,291
                                                                   ------------
Net assets applicable to outstanding capital stock...............  $ 13,755,560
                                                                   ============
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2
  billion shares, Class B - 2 billion shares, Class C - 2 billion
  shares and 4 billion shares unallocated) of $.01 par value.....  $     12,580
  Additional paid-in capital.....................................    12,546,938
  Undistributed (distributions in excess of) net investment
  income.........................................................      (278,316)
  Accumulated net realized gains from investments and foreign
  currency transactions..........................................       109,382
  Unrealized appreciation on investments.........................     1,364,976
                                                                   ------------
    Total - representing net assets applicable to outstanding
    capital stock................................................  $ 13,755,560
                                                                   ============
Net assets applicable to outstanding Class A shares..............  $ 13,755,560
                                                                   ============
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 1,258,016.........................  $      10.93
                                                                   ============

                See accompanying notes to financial statements.

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                                         STATEMENT OF OPERATIONS
                                  PERIOD FROM AUGUST 1, 2000 TO JANUARY 31, 2001

                                                                     (UNAUDITED)

Investment income:
  Interest.......................................................  $  11,490
  Dividends......................................................    414,707
                                                                   ---------
      Total investment income....................................    426,197
                                                                   ---------
Expenses (note 4):
  Investment advisory fee........................................     47,209
  Rule 12b-1 - Class A...........................................     15,736
  Administrative services fee....................................     30,600
  Transfer agent fees............................................      1,055
  Custodian fees.................................................      7,172
  Auditing and accounting services...............................      6,477
  Legal fees.....................................................      4,000
  Directors' fees................................................        172
  Registration fees..............................................      2,585
  Printing and shareholder reports...............................      9,569
  Insurance......................................................        690
  Other..........................................................      1,130
                                                                   ---------
      Total expenses.............................................    126,395
                                                                   ---------
  Less fees and expenses waived or absorbed by Adviser:
    Class A distribution fees....................................     (9,442)
    Other waived fees............................................    (22,536)
                                                                   ---------
      Total fees and expenses waived or absorbed.................    (31,978)
                                                                   ---------
      Total net expenses.........................................     94,417
                                                                   ---------
      Investment income - net....................................    331,780
                                                                   ---------
  Net realized gains on investments (note 3).....................    352,399
  Net change in unrealized appreciation or depreciation on
    investments..................................................   (363,098)
                                                                   ---------
      Net losses on investments..................................    (10,699)
                                                                   ---------
Net increase in net assets resulting from operations.............  $ 321,081
                                                                   =========

                See accompanying notes to financial statements.

ADVANTUS REAL ESTATE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM AUGUST 1, 2000 TO JANUARY 31, 2001 AND YEAR ENDED JULY 31, 2000

(UNAUDITED)

                                                                      2001         2000
                                                                   -----------  -----------
Operations:
  Investment income - net........................................  $   331,780  $   346,966
  Net realized gain (loss) on investments........................      352,399     (231,575)
  Net change in unrealized appreciation or depreciation on
    investments..................................................     (363,098)   1,623,178
                                                                   -----------  -----------
      Increase in net assets resulting from operations...........      321,081    1,738,569
                                                                   -----------  -----------
Distributions to shareholders from:
  Investment income - net:
    Class A......................................................     (630,000)    (332,000)
  Net realized gains on investments:
    Class A......................................................           --      (21,650)
                                                                   -----------  -----------
      Total distributions........................................     (630,000)    (353,650)
                                                                   -----------  -----------
Capital share transactions: (notes 4 and 6):
  Proceeds from sales:
    Class A......................................................    3,574,205    5,339,422
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A......................................................      351,840      122,273
  Payments for redemption of shares:
    Class A......................................................   (1,565,652)  (1,255,437)
                                                                   -----------  -----------
      Increase in net assets from capital share transactions.....    2,360,393    4,206,258
                                                                   -----------  -----------
      Total increase in net assets...............................    2,051,474    5,591,177
Net assets at beginning of period................................   11,704,086    6,112,909
                                                                   -----------  -----------
Net assets at end of period - (including undistributed
  (distributions in excess of) net investment income of
  ($278,316) and $19,904, respectively)..........................  $13,755,560  $11,704,086
                                                                   ===========  ===========

                See accompanying notes to financial statements.

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                JANUARY 31, 2001
                                                                     (UNAUDITED)

(1) ORGANIZATION

    Advantus Real Estate Securities Fund, Inc. (the Fund) was incorporated on September 25, 1998. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek total return through a combination of capital appreciation and current income.

    The Fund currently issues one class of share (Class A). Class A shares are sold subject to a front-end sales charge.

    The Fund commenced operations on February 1, 1999. On February 25, 1999, the shares became effectively registered under the Securities Exchange Act of 1933. Prior to February 25, 1999, Minnesota Life cumulatively purchased 514,002
Class A shares for $5,150,000.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from

ADVANTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period from August 1, 2000 to January 31, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $13,138,692 and $11,290,344 respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital. Under the agreement, Advantus Capital acts as investment adviser and manager for the Fund. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .75 percent. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

    The Fund has adopted a Plan of Distribution applicable to Class A shares, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in connection with the servicing of the Fund's shares. The Class A Plan provides for a servicing fee up to .25 percent of average daily net assets of Class A shares. Ascend is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .10 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $9,442 for the period ended January 31, 2001.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, and other miscellaneous expenses.

    The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective December 1, 2000, the Fund pays a shareholder services fee, equal to $7 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. Prior to December 1, 2000, the shareholder services fee was $5 per shareholder account annually. The Fund also pays Minnesota Life an administrative services fee is equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to August 1, 1999, the administrative services fee was $5,700 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the period ended
January 31, 2001, Advantus Capital voluntarily agreed to absorb $31,977 in expenses which were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $3,982.

                                            ADVANTUS REAL ESTATE SECURITIES FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    As of January 31, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                          NUMBER OF SHARES   PERCENTAGE OWNED
                                          ----------------   ----------------
Class A.................................      1,226,851            97.5%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,318.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in Class A shares for the period ended January 31, 2001, and year ended July 31, 2000 were as follows:

                                                                2001       2000
                                                              --------   --------
Sold........................................................   326,884    562,429
Issued for reinvested distributions.........................    32,451     12,827
Redeemed....................................................  (143,184)  (130,058)
                                                              --------   --------
                                                               216,151    445,198
                                                              ========   ========

ADVANTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                   CLASS A
                                                                   ---------------------------------------
                                                                   PERIOD FROM                PERIOD FROM
                                                                    AUGUST 1,        YEAR     FEBRUARY 25,
                                                                     2000 TO         ENDED     1999(D) TO
                                                                   JANUARY 31,     JULY 31,     JULY 31,
                                                                      2001           2000         1999
                                                                   -----------     ---------  ------------
Net asset value, beginning of period.............................    $ 11.23        $ 10.25       $10.02
                                                                     -------        -------       ------
Income from investment operations:
  Net investment income..........................................        .30            .43          .18
  Net gains (losses) on securities (both realized and
    unrealized)..................................................       (.06)          1.00          .31
                                                                     -------        -------       ------
    Total from investment operations.............................        .24           1.43          .49
                                                                     -------        -------       ------
Less distributions:
  Dividends from net investment income...........................       (.54)          (.41)        (.18)
  Distributions from net realized gains..........................          -           (.04)           -
  Excess distributions of net investment income..................          -              -         (.08)
                                                                     -------        -------       ------
    Total distributions..........................................       (.54)          (.45)        (.26)
                                                                     -------        -------       ------
Net asset value, end of period...................................    $ 10.93        $ 11.23       $10.25
                                                                     =======        =======       ======
Total return(a)..................................................       1.81%         14.89%        4.78%
Net assets, end of period (in thousands).........................    $13,703        $11,704       $6,113
Ratio of expenses to average daily net assets(c).................       1.50%(b)       1.50%        1.50%(b)
Ratio of net investment income (loss) to average daily net
  assets(c)......................................................       5.27%(b)       4.26%        4.09%(b)
Portfolio turnover rate (excluding short-term securities)........       92.6%         116.8%        51.5%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c) The Fund's Distributor and Adviser voluntarily waived and absorbed $31,977, $87,768, and $49,930 in expenses for the period ended January 31, 2001, the year ended July 31, 2000,and the period fom February 25, 1999, date of inception, to July 31, 1999. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.01%, 2.72%, and 3.49%, respectively, and the ratio of net investment income to average daily net assets would have been 4.76%, 3.04%, and 2.10%, respectively.
(d)  Date shares became effectively registered.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.0 billion in assets in addition to $11.0 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                                PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.53980 Rev. 3-2001